UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 26, 2013

Date of Report
(Date of earliest event reported)

SOCKET MOBILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39700 Eureka Drive

Newark, CA 94560

(Address of principal executive offices, including zip code)

(510) 933-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accountant

On February 26, 2013 (the “Dismissal Date”), the Audit Committee (the “Audit Committee”) of the Board of Directors of Socket Mobile, Inc. (the “Company”) approved the dismissal of Moss Adams, LLP (“Moss Adams”) from their engagement to perform audit services for the fiscal year ended December 31, 2012.

The reports of Moss Adams on the Company’s financial statements as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Moss Adams’ report for fiscal year ended December 31, 2010 included an explanatory paragraph noting that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2011 and 2010, and through the Dismissal Date, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Moss Adams would have caused Moss Adams to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements. None of the “reportable events” described in Item 304((a)(1)(V) of Regulation S-K have occurred during the Company’s fiscal years ended December 31, 2011 and 2010 and through the Dismissal Date.

The Company has provided Moss Adams with a copy of this Form 8-K and requested that Moss Adams provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Moss Adams agrees with the above disclosures. A copy of Moss Adam’s letter, dated March 4, 2013, is attached as Exhibit 16.1 to this Form 8-K.

(b)	Newly Appointed Independent Registered Public Accountant

On February 26, 2013, the Audit Committee approved the appointment of Sam Kan & Company (“Sam Kan & Co.”) as the Company’s independent registered public accounting firm to perform audit services beginning with the fiscal year ended December 31, 2012. During the Company’s fiscal years ending December 31, 2011 and 2010 and through February 26, 2013, neither the Company, nor anyone on its behalf, consulted Sam Kan & Co. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Company or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Moss Adams LLP addressed to the Securities and Exchange Commission, dated March 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

Date: March 4, 2013	/s/ David W. Dunlap
David W. Dunlap
Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Moss Adams LLP addressed to the Securities and Exchange Commission, dated March 4, 2013